Exhibit 10.12

***Text Omitted and Filed Separately with the Securities and Exchange Commission.

Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406

Dated 4TH March 2009

GW PHARMA LTD

and

LABORATORIOS ALMIRALL, S.A.

AMENDMENT NO.1 TO THE PRODUCT

COMMERCIALISATION AND SUPPLY CONSOLIDATED

AGREEMENT DATED

6TH JUNE, 2006

THIS AMENDMENT AGREEMENT is made the 4th day of March 2009 (“Amendment No.1”)

BETWEEN:

(1)                                 GW PHARMA LTD, a company organized under the laws of England, whose principal place of business is Porton Down Science Park, Salisbury, Wiltshire, SP4 OJQ, United Kingdom (“GW Pharma”); and

(2)                                 LABORATORIOS ALMIRALL, S.A. a company incorporated in Spain whose principal place of business is General Mitre 151, 08022 Barcelona, Spain (“Almirall”).

WHEREAS:

(A)                               GW Pharma and Almirall are parties to the Product Commercialisation and Supply Consolidated Agreement dated 6 June, 2006, as amended and supplemented (the “Commercialisation and Supply Agreement”).

(B)                               The Parties now wish to further amend the terms of the Commercialisation and Supply Agreement as set out herein.

IT IS NOW AGREED AS FOLLOWS:

1.                                      AMENDMENTS

The Parties agree that the provisions of the Commercialisation and Supply Agreement are amended as follows:

1.1                               The definition of “Supply Price” in Clause 1.1 is deleted and replaced by the following:

“Supply Price” — the price per Unit (calculated on a country by country basis) at which GW Pharma will supply Almirall with Product being:

(i)                                     for the Initial Period, *** per cent (***%) of the Net Selling Price;

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

(ii)                                  for the period from the end of the Initial Period and until the date on which GW Pharma files with a Regulatory Authority in the first Major European Market an MAA for the use of Product for the Principal Indication of relief of pain associated with cancer (the “Second Period”), *** per cent (***%) of the Net Selling Price;

(iii)                               for the period from the end of the Second Period and until the Launch of Product in the first Major European Market for the Principal Indication of relief of pain associated with cancer, after approval of such Indication in such Major European Market (the “Third Period”), *** per cent (***%) of the Net Selling Price except where the Third Period is longer than *** (***) months in which case the Supply Price for the entire Third Period shall be *** per cent (***%) of the Net Selling Price; and

(iv)                              following the end of the Third Period, *** per cent (***%).”

1.2                               Clause 11.2 of the Commercialisation and Supply Agreement is deleted and replaced by the following:

“11.2                  Upon shipment of Product to Almirall, GW Pharma shall submit invoices to Almirall, on a country by country basis, as follows:

11.2.1                        during the period from Launch to the end of the Calendar Year in which Launch occurs GW Pharma shall invoice Almirall for Product at a price per Unit of *** per cent (***%) of the List Price. Thereafter for each Calendar Year or part thereof until the end of the Initial Period, GW Pharma shall invoice Almirall for Product at a price per Unit of *** per cent (***%) of the Net Selling Price (for that country) as calculated for the previous Calendar Year (or List Price, if no sales of the Product have been made in such country during the previous Calendar Year);

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

11.2.2                        for each Calendar Year or part thereof during the Second Period GW Pharma shall invoice Almirall for Product at a price per Unit of *** per cent (***%) of the Net Selling Price (for that country) as calculated for the previous Calendar Year (or List Price, when applicable);

11.2.3                        during the first *** (***) months of the Third Period GW Pharma shall invoice Almirall for Product at a price per Unit of *** per cent (***%) of the Net Selling Price (for that country) as calculated from time to time for the previous Calendar Year (or List Price, when applicable), subject to adjustment in case that the Third Period is longer that *** (***) months; thereafter for each Calendar Year or part thereof until the end of the Third Period GW Pharma shall invoice Almirall for Product at a price per Unit of *** per cent (***%) of the Net Selling Price (for that country) as calculated for the previous Calendar Year (or List Price, when applicable). Upon the Third Period exceeding a duration of *** (***) months, GW Pharma shall reimburse Almirall *** per cent (***%) of the Net Selling Price (or List Price) respectively considered for each country for those Units invoiced to Almirall during the first *** (***) months of the Third Period. This payment shall be made in addition to the payment of any amount payable by GW Pharma pursuant to Clause 11.5 and shall be taken into account in the calculation of the Invoice Income received by GW Pharma in a relevant Calendar Year when performing the reconciliation set out in Clause 11.5.

11.2.4                        following the end of the Third Period GW Pharma shall invoice Almirall for Product at a price per Unit of *** per cent (***%) of the Net Selling Price (for that country) as calculated for the previous Calendar Year (or List Price, when applicable).

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

The applicable price in any circumstance being the “Invoice Price”. The total amount invoiced in any Calendar Year for manufacturing and supplying Product for a specific country being the Invoice Income. Almirall shall pay each invoice in full within sixty (60) days after the date of invoice. All invoices shall be stated in Euros and payments shall be made in Euros.”

1.3                               Clause 11.7.1 of the Commercialisation and Supply Agreement is deleted and replaced by the following:

“11.7.1                  *** pounds sterling (£***) upon the Successful Completion of the Relevant Clinical Trial for treatment of spasticity associated with multiple sclerosis; “Successful Completion of the Relevant Clinical Trial” shall mean presentation of the Headline Results Document and the fully Quality Controlled tables and listings for the GW Pharma’s Phase III Clinical Trial n° GWSP0604 (being the “Relevant Clinical Trial”) for the relief of spasticity associated with multiple sclerosis which show that such clinical trial has successfully met its primary end point set out in the clinical trial protocol for that clinical trial meaning for clarity that such clinical trial has shown a statistically significant difference compared with placebo, provided further that the clinical efficacy results, together with related safety data available at that time, are sufficient for use as a pivotal trial for filing a MAA. It is agreed that if Almirall notifies within five (5) days of receipt of the above mentioned Headline Results Document and fully Quality Controlled tables and listings that in Almirall’s opinion the results and data are not sufficient for use as a pivotal trial for filing a MAA, then it will be considered that Successful Completion of the Relevant Clinical Trial has not been achieved, unless and until such time that GW Pharma and Almirall further agree that a Successful Completion of the Relevant Clinical Trial has been achieved and that the corresponding MAA can be filed.”

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

1.4                               Clauses 11.8.1 to 11.8.4 of the Commercialisation and Supply Agreement are deleted and replaced by the following:

“***

11.8.1                        ***

;

11.8.2                        ***

;

11.8.3                        ***

;

11.8.4                        [INTENTIONALLY LEFT BLANK].

***

”

1.5                               Clause 11.11 of the Commercialisation and Supply Agreement is deleted and replaced by the following:

“11.11           GW Pharma shall report the occurrence of each Development milestone and each regulatory approval milestone to Almirall and at the same time shall submit to Almirall an invoice for the associated milestone payment. Almirall shall make the milestone payment for which Clause 11.7.1 provides within ten (10) days of receiving such invoice. Almirall shall make the relevant milestone payment for which Clauses 11.7.2 to 11.7.5 and Clause 11.8 provide within thirty (30) days of receiving such invoice. Almirall shall report the occurrence of each milestone under Clause 8.6 and each sales milestone event to GW Pharma within thirty (30) days of its occurrence and at the same time shall make the milestone payment to GW Pharma for which Clauses 8.6 or 11.9 (as applicable) provides.”

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

2.                                      EFFECT

This Amendment No.1 shall be conditional upon the Successful Completion of the Relevant Clinical Trial (as defined above) and shall only become effective upon Successful Completion of the Relevant Clinical Trial (the “Amendment Effective Date”). In the event that Successful Completion of the Relevant Clinical Trial has not occurred on or before June 30, 2009, this Amendment No.1 shall be void ab initio without further action on the part of any Party hereto. Likewise, if regulation established in Article 1.3 above in this Amendment No.1 is held to be invalid, illegal or unenforceable (whether totally or partially), then this Amendment No.1 shall also be void ab initio without further action on the part of any Party hereto. In any such event, the Commercialisation and Supply Agreement shall remain in full force and effect on the terms and conditions set forth therein.

3.                                      REPRESENTATIONS AND WARRANTIES

3.1                               As of the Amendment Effective Date each Party hereby represents and warrants to the other Party that it (i) has the power and authority and the legal right to enter into this Amendment No.1 and to perform its obligations hereunder, and (ii) has taken all necessary action on its part to authorize the execution and delivery of this Amendment No.1 and the performance of its obligations hereunder. This Amendment No.1 has been duly executed and delivered on behalf of such Party and constitutes a legal, valid, binding obligation, enforceable against such Party in accordance with its terms.

4.                                      REFERENCE TO AND EFFECT ON THE COMMERCIALISATION AND SUPPLY AGREEMENT

This Amendment No 1 effects an amendment to the Agreement, in accordance with the terms of Clause 31 of the Commercialisation and Supply Agreement. Upon the Amendment Effective Date each reference in the Commercialisation and Supply Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Commercialisation and Supply Agreement as supplemented hereby. Other than as supplemented by this Amendment No.1 the Commercialisation and Supply Agreement shall be otherwise unchanged.

5.                                      INTERPRETATION

The interpretation and construction of this Amendment No. 1 shall be made in accordance with the terms of the Commercialisation and Supply Agreement and Clauses 25, 26, 30 and 35 of the Commercialisation and Supply Agreement are hereby incorporated by reference. In this Amendment No.1 capitalised words and phrases shall have the same meaning as in the Commercialisation and Supply Agreement except as otherwise set out herein.

6.                                      EXECUTION IN COUNTERPARTS

This Amendment No.1 may be executed in any number of counterparts, each of which shall be considered an original instrument, but all of which together shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by and delivered to each of the Parties.

In Witness Whereof, the Parties have executed this Amendment No.1 on the date first written above.

GW PHARMA LTD		LABORATORIOS ALMIRALL, S.A.

By:	/s/ Justin Gover	By:	/s/ J. Parés
Name:	Justin Gover	Name:	J. Parés
Title:	Managing Director	Title:	Proxy

By:	/s/ David Kirk	By:	/s/ J. Figueras
Name:	David Kirk	Name:	J. Figueras
Title:	Finance Director	Title:	Proxy